Exhibit 10.10

      THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN
      EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITES LAWS, OR (C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                     ---------------------------------------

                                MICROHELIX, INC.

                               WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                              Expires April 8, 2015

                                                                Portland, Oregon
                                              Original Issue Date: April 8, 2005

      IN CONSIDERATION OF $1,000.00, the representations and covenants set forth herein, and other good and valuable consideration received, and subject to the provisions hereinafter set forth, microHelix, Inc., an Oregon corporation (the "Company"), hereby certifies that ____________________________or its registered assigns (the "Warrant Holder") is entitled to subscribe for and purchase, during the period specified in this Warrant, up to [xxx,xxx] shares ("Warrant Shares") (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Company, at an exercise price per share equal to $0.25 per share (subject to adjustment as hereinafter provided, the "Exercise Price") subject, however, to the provisions and upon the terms and conditions hereinafter set forth. The right to purchase Warrant Shares will expire at 12:01 a.m., Pacific Time, on April 8, 2015.

      1. Registration of Warrant. The Company will register this Warrant upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company will not be affected by notice to the contrary.

      2. Representations and Covenants of the Warrant Holder. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Warrant Holder:

            (a) The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws.

            (b) The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act"), and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.

            (c) In no event will the Warrant Holder make a disposition of any of its rights to acquire Common Stock or Common Stock issuable upon exercise of such rights unless and until (i) it has notified the Company of the proposed disposition, and (ii) if requested by the Company, it has furnished the Company with an opinion of counsel satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the foregoing, the restrictions on the transferability of any security will terminate when such security is effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration, or such security is sold without registration in compliance with Rule 144 under the 1933 Act. Whenever the restrictions imposed under this section terminate, the Warrant Holder or holder of a share of Common Stock then outstanding as to which such restrictions have terminated will be entitled to receive from the Company one or more new certificates for the Warrant or for such shares of Common Stock not bearing any restrictive legend.

            (d) The Warrant Holder is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the 1933 Act.

            (e) The Warrant Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

            (f) The Warrant Holder understands that if a registration statement covering the this Warrant or the Common Stock if not in effect when it desires to sell this Warrant or the Common Stock, it may be required to hold such securities for an indefinite period. The Warrant Holder also understands that any sale of its rights to purchase Common Stock or Common Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

      3. Validity of Warrant and Issue of Shares. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

      4. Registration of Transfers of Warrant. Subject to compliance with the legend set forth on the face of this Warrant and Section 2(c), the Company will register the transfer of any portion of this Warrant in the Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred will be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, will be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof will be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

      5. Exercise of Warrants.

            (a) Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company will promptly issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described Section 2(c) and in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Holder to receive Warrant Shares will be deemed to have become the holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

            (b) A "Date of Exercise" means the date on which the Company will have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares indicated by the Warrant Holder to be purchased.

            (c) If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company will issue or cause to be issued a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

            (d) After April 8, 2006 the holder of this Warrant may, at its election, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "Cashless Exercise"):

                          Net Number = (A x (B - C))/B

                  (ii) For purposes of the foregoing formula:

                  A = the total number shares with respect to which this Warrant is then being exercised.

                  B = the average Market Price (as defined below) over a twenty-one (21) day period ending three trading days before the effective date of the Exercise Notice.

                  C = the Warrant Exercise Price then in effect at the time of such exercise.

"Market Price" means, with respect to Warrant Shares, if (i) the shares are listed or admitted for listing on any national securities exchange or included in The Nasdaq National Market or the Nasdaq SmallCap Market, the last reported sales price as reported on such exchange or market; (ii) if the shares are not so listed or admitted for trading, the average of the last reported closing bid and asked quotation for the shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or a similar service if NASDAQ is not reporting such information; or (iii) if the shares are not so listed or admitted for trading or quoted by NASDAQ or a similar service, the average of the last reported bid and asked quotation for the shares as quoted by a market maker in the shares (or if there is more than one market maker, then the average of the lowest bid and highest asked quotation). In the absence of any available public quotations for the shares, the Board of Directors of the Company will determine in good faith the fair market value of the shares, which determination will be set forth in a certificate signed by the Secretary of the Company.

      6. Adjustment of Exercise Price and Number of Shares. The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant, the number of Warrant Shares, and the Exercise Price are subject to adjustment upon the occurrence of the following events, and all such adjustments will be cumulative:

            (a) The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant will be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

            (b) In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company will not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of this Warrant, on exercise at any time after the consummation or effective date of such Reorganization (the "Effective Date"), will receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

            (c) In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

      7. Fractional Shares. The Company will not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that will be issuable upon the exercise of this Warrant will be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 7, be issuable on the exercise of this Warrant, the Company will, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

      8. Sale or Merger of the Company. In the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity, Warrant Holder will have the right to exercise the warrants concurrent with the sale.

      9. Notice of Intent to Sell or Merge the Company. The Company will give Warrant Holder 30 days notice before the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity.

      10. Right To Include ("Piggy-Back") Registration Rights.

                  (a) Provided that the Warrant Shares are not then registered if, at any time prior to the date all Warrant Shares may be sold by Warrant Holder pursuant to Rule 144 under the 1933 Act, the Company proposes to register shares of its Common Stock under the 1933 Act (other than by a registration which would not permit registration of such securities for sale to the public, on Form S-8, or any successor form thereto, or on Form S-4, or any successor form thereto) on an underwritten basis (either best-efforts or firm-commitment), the Company will each such time give prompt written notice to the Warrant Holder of its intention to register its securities. Upon the written request of the Warrant Holder made within fifteen (15) days after the receipt of any such notice from the Company (which request will specify the number of Warrant Shares intended to be disposed of by such Warrant Holder and the intended method of disposition thereof), the Company will, subject to the terms of this Warrant, use its commercially reasonable best efforts to include such Warrant Shares in the registration statement which covers the securities which the Company proposes to register.

            (b) If at any time after written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration the Company determines for any reason either not to register or to delay registration of such securities, the Company will give written notice of such determination to the Warrant Holder. In the case of a determination not to register, the Company will be relieved of the obligation to register any Warrant Shares in connection with such registration.

            (c) The Company will pay all registration expenses in connection with each registration of Warrant Shares requested pursuant to this Section, except the Warrant Holder will pay its pro rata portion of the discounts or commissions payable to any underwriter.

            (d)  If  the  managing  underwriter  of  the  underwritten  offering contemplated by this Section informs the Company and Warrant Holder in writing that it believes that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then the Company will include in such registration up to the number of Warrant Shares which the Company is advised by the managing underwriter can be sold in such offering, after taking into account Company's obligations to its other securities holders with registration rights.

      11. Notices. All notices and other communications hereunder will be in writing and will be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation;
(iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

                           If to the Company:

                           microHelix, Inc.
                           16125 SW 72nd Avenue
                           Portland, OR  97224
                           Fax 503-639-0330
                           Attention: Tyram H. Pettit

                           If to the Warrant Holder:

Either party may subsequently designate another address for notices by written notice to the other party.

      12. Miscellaneous.

            (a) This Warrant constitutes the entire agreement between the Company and Warrant Holder with respect to the subject matter hereof, and supersedes all prior agreements between the parties with respect to such subject matter. This Warrant will be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in a writing signed by the Company and the Warrant Holder.

            (b) Nothing in this Warrant will be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant will be for the sole and exclusive benefit of the Company and the Warrant Holder.

            (c) This Warrant will be governed by, construed and enforced in accordance with the internal laws of the State of Oregon without giving effect to principles of conflicts of law. The parties hereto irrevocably submit to the jurisdiction of any state or federal court sitting in Multnomah County, Oregon, in any action or proceeding brought to enforce, or otherwise arising out of or relating to, this Warrant, and hereby waive any objection to venue in any such court and any claim that such forum is an inconvenient forum.

            (d) Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection herewith or arising out of this Warrant or any transaction contemplated hereby. In the event suit or action is brought by any party under this Warrant to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party or parties will be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

            (e) The parties agree that a breach or violation of this Warrant will result in immediate and irreparable harm to the non-breaching party in an amount that will be impossible to ascertain at the time of the breach or violation, and that the award of monetary damages will not be adequate relief to the non-breaching party. The non-breaching party will be entitled to seek equitable or injunctive relief, in addition to other remedies to which it may be entitled at law or equity. In any action for equitable relief, the parties agree to waive any requirement for the posting of a bond or security.

            (f) The headings herein are for convenience only, do not constitute a part of this Warrant and will not be deemed to limit or affect any of the provisions hereof.

            (g) In case any one or more of the provisions of this Warrant will be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant will not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which will be a commercially reasonably substitute therefore, and upon so agreeing, will incorporate such substitute provision in this Warrant.

            (h) The Warrant Holder will not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

            (i) This Warrant may be executed in one or more counterparts, each of which when executed will be deemed to be an original, but all of which taken together will constitute one and the same agreement. A facsimile transmission of this signed Warrant will be legal and binding on all parties hereto.

         IN WITNESS WHEREOF, each party has caused this Warrant to be duly executed by its authorized officer effective as of the Original Issue Date.

Company:                                Warrant Holder:
MICROHELIX, INC.

By: ________________________________    By: _________________________________
Name:  Tyram H. Pettit                  Name:________________________________
Title: President & CEO                  Title:_______________________________

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To:  MICROHELIX, INC.

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Stock ("Common Stock"), no par value, of microHelix, Inc. and encloses one warrant and the Exercise Price (as defined in the Warrant, originally $0.25 per Warrant Share) for each Warrant Share being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

------------------------------------------------------------


------------------------------------------------------------


------------------------------------------------------------
(Please print name and address)


------------------------------------------------------------
(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise will not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:


------------------------------------------------------------


------------------------------------------------------------


------------------------------------------------------------
(Please print name and address)

Dated:                            Name of Warrant Holder:
        -------------------

                                        (Print)
                                                --------------------------------

                                        (By:)
                                               ---------------------------------

                                        (Name:)
                                                 -------------------------------

                                        (Title:)
                                                  ------------------------------

                                        Signature must conform in all respects
                                        to name of Warrant Holder as specified
                                        on the face of the Warrant

                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)

TO:      MICROHELIX, INC.

FOR VALUE RECEIVED, the undersigned Registered Holder
                                                      --------------------------
                                                         Print Name of Holder


                            ----------------------------------------------------
                            (Please insert Social Security or Tax Identification Number of Registered Holder)


hereby sells, assigns and transfers unto


------------------------------------------------------------


------------------------------------------------------------


------------------------------------------------------------
(Please Print Name and Address including Zip Code)


------------------------------------------------------------


------------------------------------------------------------


------------------------------------------------------------
(Please insert Social Security or Tax Identification Number of Assignee)

The right to purchase ________ shares of Common Stock of microHelix, Inc., evidenced by the attached Warrant, and irrevocably constitutes and appoints _____________________________________ attorney to transfer this Warrant on the books of microHelix, Inc. with the full power of substitution in the premises.

If this assignment is not an assignment of all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a new Warrant evidencing the right to purchase the shares of Common Stock not assigned hereby be issued in the name of and delivered to the Registered Holder.

Dated:
         ---------------------------

Signature:


---------------------------------------------

By:__________________________________________

Title:_______________________________________

(Signature must conform in all respects to the name of the Registered Holder as specified on the face of the attached Warrant in every particular, without alteration or any change whatsoever.)